Exhibit 10.6

SUBSCRIPTION AGREEMENT

September 10, 2019

Mobiquity Technologies,
Inc. 35 Torrington Lane
Shoreham, NY 11786

Ladies and Gentlemen:

The undersigned (the "Subscriber"), desires to purchase a Unit of Mobiquity Technologies, Inc., a New York corporation (the "Company") set forth on the signature page at a purchase price of $2,300,000 per Unit. Each unit consists of a ten year Senior Secured Convertible Note in the principal amount of $2,300,000 bearing interest at the rate of 15 percent per annum(the "Notes"). The Notes shall be convertible into common stock at a conversion price of $.08 per share. For every two Common Shares issued upon conversion, the Subscriber shall receive a Warrant to purchase one share of the Company's Common Stock at an exercise price of $.12 per share through September 30, 2029 (the "Warrants"). All references to the term Securities, shall refer to the Notes, Warrants and shares of Common Stock issuable upon conversion or exercise thereof, unless the context indicates otherwise. Alexander Capital LP will receive a 10% cash commission. and cashless exercise warrant to purchase 10% of the shares issuable upon conversion of the principal of the Notes, exercisable at $.12 per share through September 30, 2029.

This Offering is solely to "Accredited Investors" as that term is defined under Rule 501 of Regulation D promulgated under the Securities Act of 1933, as amended. Appended to this Subscription Agreement as Annex 1 is a form of Note and Annex 11 which is a form of Warrant.

All subscription funds will be held in a non-interest bearing escrow account under a separate escrow agreement between Alexander Capital LP and Signature Bank (the "Escrow Agent").

The Units totaling one or $2,300,000 (the "Maximum") will be offered through September 30, 2019 commencing on the date of this Agreement (the "Initial Offering Period"), which period may be extended without further notice to prospective investors by the Company, in its sole discretion, to a date not later than December 31, 2019 (the "Final Termination Date", with this additional period, together with the Initial Offering Period, being referred to herein as the "Offering Period"). In the event that (i) subscriptions for the Offering are rejected in whole (at the sole discretion of the Company) or (ii) the Offering is otherwise terminated by the Company, then the Escrow Agent will refund all subscription funds held in the Escrow Account to the persons who submitted such funds, without interest, penalty or deduction. If a subscription is rejected in part (at the sole discretion of the Company) and the Company accepts the portion not so rejected, the funds for the rejected portion of such subscription will be returned without interest, penalty, expense or deduction.

1.           Subscription. The Subscriber hereby subscribes for and agrees to purchase from the Company the number of Units set forth on the Signature Page, subject to acceptance by the Company, in whole or in part, in its absolute discretion.

2.             Purchase Procedure. The Subscriber acknowledges that, in order to subscribe for the Units, it must, and does hereby, deliver to the Company an executed counterpart of the Signature Page attached to this Agreement and the Subscriber shall wire funds to the Escrow Agent pursuant to the wire instructions set forth in Annex 111 to this Agreement:

3.             Representations of Subscriber. By executing this Agreement, the Subscriber represents, warrants, acknowledges and agrees as follows:

3.1          Such Subscriber acknowledges that he has received, carefully read and understands in their entirety (i) this Agreement; (ii) the Company's recent filings under the Securities Exchange Act of 1934 (the "Exchange Act"), including, without limitation, the Company's Form 10-K for its fiscal year ended December 31, 2018, including, the Risk Factors set forth in Item 1A. Risk Factors, and all subsequent filings made under the Exchange Act (iii) all information necessary to verify the accuracy and completeness of the Company's representations, warranties and covenants made herein, inclusive of the information filed under the Exchange Act; and (iv) written (or verbal) answers to all questions the Subscriber submitted to the Company regarding an investment in the Company; and the Subscriber has relied on the information contained therein and has not been furnished with any other documents, offering literature, memorandum or prospectus.

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3.2          Such Subscriber understands that (i) the Securities being purchased hereunder have not been registered under the Securities Act of 1933, as amended (the "Securities Act"), and any applicable state securities laws, or the laws of any foreign jurisdiction; (ii) Subscriber cannot sell the Securities unless they are registered under the Securities Act and any applicable state securities laws or unless exemptions from such registration requirements are available; (iii) a legend will be placed on any certificate or certificates evidencing the Securities, stating that such Securities have not been registered under the Securities Act and setting forth or referring to the restrictions on transferability and sales of the Securities; (iv) the Company will place stop transfer instructions against the Securities and the certificates for the Securities to restrict the transfer thereof; and (v) the Company has no obligations to register the Securities or assist the Subscriber in obtaining an exemption from the various registration requirements except as set forth herein. Subscriber agrees not to resell the Securities without compliance with the terms of this Agreement, the Securities Act and any applicable state or foreign securities laws.

3.3          Such Subscriber (i) is acquiring the Securities solely for the Subscriber's own account for investment purposes only and not with a view toward resale or distribution, either in whole or in part; (ii) has no contract, undertaking, agreement or other arrangement, in existence or contemplated, to sell, pledge, assign or otherwise transfer the Securities to any other person; and (iii) agrees not to sell or otherwise transfer the Subscriber's Securities unless and until they are subsequently registered under the Securities Act and any applicable state securities laws or unless an exemption from any such registration is available.

3.4          Such Subscriber understands that an investment in the Securities involves substantial  risks, and Subscriber recognizes and understands the risks relating to the purchase of the Securities, including the fact that the Subscriber could lose the entire amount of the Subscriber's investment in the Securities.

3.5        Such Subscriber has substantial investment expertise in private placements, venture capital offerings and start-up businesses, is extremely familiar with the Company's business as outlined in its Form 10-K for its fiscal year ended December 31, 2018 and all subsequent filings under the Exchange Act, and is knowledgeable about the risks associated with the business in which the Company is engaged and has such knowledge and experience in financial and business matters that the Subscriber is capable of evaluating the merits and risks of an investment in the Company.

3.6          Subscriber is an "accredited investor," as that term is defined in Rule 501(a) of Regulation D promulgated under the Securities Act. If the Subscriber is a natural person, such Subscriber (i) is a citizen or resident of the country set forth as his permanent address below, (ii) is at least 21 years of age, (iii) has adequate means of providing for his current needs and personal contingencies, (iv) has no need for liquidity in his investment in the Shares, and (v) maintains his domicile (and is not a transient or temporary resident) at the address shown below. Subscriber represents and warrants to the Company that he, she or it understands that an accredited investor meets one of the following criteria:

a.             an individual whose individual net worth, or joint net worth with that individual's spouse, exceeds $1,000,000 (excluding the value of the Subscriber's principal residence);

b.             an individual who had an individual income in excess of $200,000 in 2017 and 2018 or who had joint income with that individual's spouse in excess of $300,000 in each of those years and who reasonably expects to have that income level in 2019;

c.             a bank as defined in Section 3(a)(2) of the Securities Act, or a savings and loan association or other institution as defined in section 3(a)(5)(A) of the Securities Act whether acting in its individual or fiduciary capacity; a broker or dealer registered pursuant to Section 15 of the Securities Exchange Act of 1934; an insurance company as defined in Section 2(13) of the Securities Act; an investment company registered under the Investment Company Act of 1940 (the "1940 Act") or a business development company as defined in Section 2(a)(48) of the 1940 Act; a Small Business Investment Company licensed by the U.S. Small Business Investment Act of 1958; or an employee benefit plan within the meaning of Title I of the Employee Retirement Income Security Act of 1974 ("ERISA"), which is either a bank, savings and loan association, insurance company or registered investment adviser, or if the employee benefit plan has total assets in excess of $5,000,000; or, if a self-directed plan, with investment decisions made solely by persons that are accredited investors;

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d.             a private business development company as defined in Section 202(a)(22) of the Investment Advisers Act of 1940;

e.             an organization described in Section 501(c)(3) of the Internal Revenue Code, a corporation, Massachusetts or similar business trust, or partnership, not formed for the specific purpose of acquiring the securities offered, with total assets in excess of $5,000,000;

f.             a trust with total assets in excess of $5,000,000, not formed for the specific purpose of acquiring the securities offered, whose purchase is directed by a sophisticated person as described in Rule 506(b)(2)(ii) under the Securities Act;

g.             an individual who is a director or executive officer of the Company or

h.            an entity in which all of the equity owners are accredited investors.

3.7          Such Subscriber's investment in the Company is reasonable in relation to his net worth and financial needs and he is able to bear the economic risk of losing his entire investment in the Securities without substantially affecting his present manner or mode of living.

3.8          Such Subscriber understands that (i) the Offering contemplated hereby has not been reviewed by any federal, state or other governmental body or agency; (ii) if required by the laws or regulations of said state(s) the Offering contemplated hereby will be submitted to the appropriate authorities of such state(s) for registration or exemption therefrom; and (iii) documents used in connection with this Offering have not been reviewed or approved by any regulatory agency or government department, nor has any such agency or government department made any finding or determination as to the fairness of the Securities for investment.

3.9          Such Subscriber is aware that the Securities have not been registered under the Securities Act and that except for a limited public market in the Company's common shares, no established public market currently exists for any of the Company's securities and there can be no assurance that an established market will develop therefor. The Subscriber has adequate means of providing for the Subscriber's current needs and personal and family contingencies, has no need for liquidity in the investment contemplated hereby, and is able to bear the risk of loss of his entire investment.

3.10          Such Subscriber shall not sell, assign, encumber or transfer all or any part of the Securities being acquired unless the Company has determined, upon the advice of counsel for the Company, that no applicable federal or state securities laws will be violated as a result of such transfer.

3.11          Such Subscriber represents that the Company has made available all information which Subscriber deemed material to making an informed investment decision in connection with his purchase of Securities of the Company; that the Subscriber is in a position regarding the Company, which, based upon employment, family or friendship relationship or economic bargaining power, enabled and enables Subscriber to obtain information from the Company in order to evaluate the merits and risks of this investment; and that Subscriber has been advised concerning the risks and merits of this investment. Further, Subscriber acknowledges that the Company has made available to Subscriber the opportunity to ask questions of, and receive answers from the Company, its officers, directors and other persons acting on its behalf, including Dean L. Julia, Chief Executive Officer and Sean McDonnell, Chief Financial Officer of the Company, concerning the terms and conditions of his purchase and to obtain any additional information Subscriber, to the extent the Company possesses such information or can acquire it without unreasonable effort or expense, necessary to verify the accuracy of the information disclosed to Subscriber. Further, Subscriber represents that no statement, printed material or inducement was given or made by the Company or anyone on its behalf which is contrary to the information disclosed to Subscriber. Such Subscriber is familiar with the nature and extent of the risks inherent in investments in unregistered securities and in the business in which the Company is engaged.

3.12         The certificates evidencing the shares of Common Stock issuable upon exercise of the Warrants or conversion of the Notes will contain a legend substantially as follows:

THE SECURITIES WHICH ARE REPRESENTED HEREBY HAVE NOT BEEN THE SUBJECT OF REGISTRATION UNDER THE SECURITIES ACT OF 1933, AS AMENDED AND MAY NOT BE SOLD, TRANSFERRED, ASSIGNED, PLEDGED, HYPOTHECATED OR OTHERWISE DISPOSED OF UNTIL A REGISTRATION STATEMENT WITH RESPECT THERETO IS DECLARED AND REMAINS EFFECTIVE UNDER SUCH ACT, OR THE COMPANY RECEIVES AN OPINION OF COUNSEL FOR THE COMPANY THAT AN EXEMPTION FROM REGISTRATION REQUIREMENTS OF SUCH ACT IS AVAILABLE.

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3.13         The Company has not paid any dividends on its Common Stock since its inception and, by reason of its present financial status and its contemplated financial requirements, does not contemplate or anticipate paying any dividends upon its Common Stock in the foreseeable future.

3.14         The Subscriber expressly acknowledges and understands that, in connection with the offer and sale of the Securities described herein to the Subscriber, the Company is relying upon the Subscriber's representations and warranties as contained in this Agreement.

4.             Representations of Company. Upon the Company's receipt and acceptance of payment by the Subscriber hereunder and issuance of the Common Shares upon conversion of the Notes or exercise of the Warrants hereby, such securities will be duly authorized, fully paid and non-assessable.

5.             Indemnification. Subscriber hereby agrees to indemnify and hold harmless the Company and the Company's officers, directors, employees, agents, counsel and affiliates from and against any and all damages, losses, costs, liabilities and expenses (including, without limitation, reasonable attorneys' fees) which they, or any of them, may incur by reason of the Subscriber's failure to fulfill any of the terms and conditions of this Agreement or by reason of the Subscriber's breach of any of his representations and warranties contained herein. This Agreement and the representations and warranties contained herein shall be binding upon the Subscriber's heirs, executors, administrators, representatives, successors and assigns. THE COMPANY HAS BEEN ADVISED THAT THE INDEMNIFICATION OF THE COMPANY, ITS OFFICERS, DIRECTORS, EMPLOYEES, AGENTS, COUNSEL AND AFFILIATES IS DEEMED TO BE VOID AS AGAINST PUBLIC POLICY AND UNENFORCEABLE IN SOME STATES.

6.             Arbitration Agreement.

6.1          Subscriber represents, warrants and covenants that any controversy or claim brought directly, derivatively or in a representative capacity by him in his capacity as a present or former security holder, whether against the Company, in the name of the Company or otherwise, arising out of or relating to any acts or omissions of the Company, or any security holder or any of their officers, directors, agents, affiliates, associates, employees or controlling persons (including without limitation any controversy or claim relating to a purchase or sale of the Securities) shall be submitted to arbitration under the Federal Arbitration Act in accordance with the commercial arbitration rules of the American Arbitration Association ("AAA") and judgment upon the award rendered by the arbitrators may be entered in any court having jurisdiction thereof. Any controversy or claim brought by the Company against the Subscriber, whether in his capacity as present or former security holder of the Company in or against any of the Subscriber's officers, directors, agents, affiliates, associates, employees or controlling persons shall also be submitted to arbitration under the Federal Arbitration Act in accordance with the commercial arbitration rules of the AAA and judgment rendered by the arbitrators may be entered in any court having jurisdiction thereof. In arbitration proceedings under this Section 6, the parties shall be entitled to any and all remedies that would be available in the absence of this Section 6 and the arbitrators, in rendering their decision, shall follow the substantive laws that would otherwise be applicable. This Section 6 shall apply, without limitation, to actions arising in connection with the offer and sale of the Securities contemplated by this Agreement under any Federal or state securities laws.

6.2          The arbitration of any dispute pursuant to this Section 6 shall be held in New York City.

6.3          Notwithstanding the foregoing in order to preserve the status quo pending the resolution by arbitration of a claim seeking relief of an injunctive or equitable nature, any party, upon submitting a matter to arbitration as required by this Section 6, may simultaneously or thereafter seek a temporary restraining order or preliminary injunction from a court of competent jurisdiction pending the outcome of the arbitration.

6.4          This Section 6 is intended to benefit the security holders, agents, affiliates, associates, employees and controlling persons of the Company, each of whom shall be deemed to be a third party beneficiary of this Paragraph 6, and each of whom may enforce this Section 6 to the full extent that the Company could do so if a controversy or claim were brought against it.

7.             Applicable Law. This Agreement shall be construed in accordance with and governed by the laws applicable to contracts made and wholly performed in the State of New York.

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8.             Execution in Counterparts. This Agreement may be executed in one or more counterparts.

9.             Persons Bound. This Agreement shall, except as otherwise provided herein, inure to the benefit of and be binding on the Company and its successors and assigns and on each Subscriber and his respective heirs, executors, administrators, successors and assigns.

10.           Entire Agreement. This Agreement, when accepted by the Company, will constitute the entire agreement among the parties hereto with respect to the subject matter hereof and supersedes all prior and contemporaneous agreements and understandings, inducements or conditions, express or implied, oral or written, except as herein contained. This Agreement may not be modified, changed, waived or terminated other than by a writing executed by all the parties hereto. No course of conduct or dealing shall be construed to modify, amend or otherwise affect any of the provisions hereof.

11.           Assignability. The Subscriber acknowledges that he may not assign any of his rights to or interest in or under this Agreement without the prior written consent of the Company, and any attempted assignment without such consent shall be void and without force or effect.

12.           Notices. Any notice or other communication required or permitted hereunder shall be in writing and shall be delivered personally, telegraphed, telexed, sent by facsimile transmission or sent by certified, registered or express mail, postage prepaid, to the address of each party set forth herein. Any such notice shall be deemed given when delivered personally, telegraphed, telexed or sent by facsimile transmission or, if mailed, three days after the date of deposit in the United States mails.

13.           Interpretation.

13.1         When the context in which words are used in this Agreement indicates that such is the intent, singular words shall include the plural, and vice versa, and masculine words shall include the feminine and neuter genders, and vice versa.

13.2          Captions are inserted for convenience only, are not a part of this Agreement, and shall not be used in the interpretation of this Agreement.

14.      Notwithstanding anything herein to the contrary, you and each other party to the Offering (and each affiliate and person acting on behalf of any such party) agree that each party (and each employee, representative, and other agent of such party) may disclose to any and all persons, without limitation of any kind, the tax treatment and tax structure of the transaction and all materials of any kind (including opinions or other tax analyses) that are provided to such party or such person relating to such tax treatment and tax structure, except to the extent necessary to comply with any applicable federal or state securities laws. This authorization is not intended to permit disclosure of any other information including (without limitation) (i) any portion of any materials to the extent not related to the tax treatment or tax structure of the Offering, (ii) the identities of participants or potential participants in the Offering, (iii) the existence or status of any negotiations, (iv) any pricing or financial information (except to the extent such pricing or financial information is related to the tax treatment or tax structure of the Offering), or (v) any other term or detail not relevant to the tax treatment or the tax structure of the Offering.

15.           CERTIFICATION. THE SUBSCRIBER CERTIFIES THAT HE HAS READ THIS ENTIRE SUBSCRIPTION AGREEMENT AND THAT EVERY STATEMENT MADE BY THE SUBSCRIBER HEREIN IS TRUE AND COMPLETE.

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SUBSCRIBER SIGNATURE PAGE

The undersigned, desiring to subscribe for Units of Mobiquity Technologies, Inc., as set forth below, acknowledges that he has received and understands the terms and conditions of the Agreement attached hereto and that he does hereby agree to all the terms and conditions contained therein.

IN WITNESS WHEREOF, the undersigned has hereby executed this Subscription Agreement as of the date written below.

Total Dollar Amount of Investment: $1,840,000

Date of Investment: 9/11, 2019

Exact name(s) of Subscriber(s) (Please print):	Gene Salkind MD
Catherine Salkind

PLEASE SIGN:	/s/ Gene Salkind MD
/s/ Catherine Salkind

Title if Any: ____________________________

Residence or Mailing Address:	1165 Wrack Road
Meadowbrook, PC 19046
Telephone Numbers (including Area Code):	215-886-8874

Social Security or Taxpayer	xxxxxxxxxx
Indetification Number(s):	xxxxxxxxxx

Mailing Address for Correspondence
from the Company (if different from above);	___________________
___________________

The subscription set forth herein is accepted by Mobiquity Technologies, Inc. for the certain number of above specified Securities, as of this 11th day of September, 2019.

Mobiquity Technologies, Inc.

By: ________________________
Dean L. Julia, Chief Executive Officer

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MOBIQUITY TECHNOLOGIES,INC.

SUBSCRIBER AGREEMENT SIGNATURE PAGE

In witness whereof on the date below, the undersigned subscribes in the aggregate principal amount of $1,840,000

GENE & CATHERING SALKIND, JTUROS

Exact name(s) in which title is to be held

IF INVESTOR IS AN INDIVIDUAL

GENE & CATHERINE SALKIND	__xxxxx_________________
Print Name(s0 (Exact name inwhich title is to be held)	Social Security Number(s)

Date: 9/11/19	Address and Telephone: 215-886-8874
165 Wrack Road
Meadowbrook, PA 19046
Email: DISC2101@COMCAST.NET
/s/ Gene Salkind, MD
Signature of Purchaser
* if more than one individual, indicate form of ownership
/s/ Catherine Salkind
Signature(s) of Purchaser(s) JOINT OWNERSHIP ONLY

IF INVESTOR IS AN ENTITY:

________________________	_______________________
Date	Federal Taxpayer Identification Number

________________________	_______________________
Print name of Entity	State of Organization

By: _______________________________	Address and Telephone: __________________
Signature	________________________
Print Name and Title: ___________________
_______________________
Email: ____________________

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Annex 1
Form of Note

Annex 11
Form of Warrant

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Annex 3

Wire Instruction

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